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                                                                   Exhibit 10.69

                          AMENDMENT NUMBER EIGHTEEN TO
             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows, effective as of the dates set forth below:

     1. Effective May 30, 2008, the Plan is hereby amended by adding the following sentence at the end of the first paragraph of subsection
          1.4.19 to read as follows:

          "'Service' shall also mean the whole number of the Employee's completed years of employment with the following entity or any of its affiliates immediately prior to the closing of the acquisition of all or a portion of the stock or assets of such entity by the Company, Subsidiary or an Affiliate, as reflected in the records of such acquired entity immediately prior to such closing:

               (i)  EverBank Reverse Mortgage, LLC."

     2. Effective September 1, 2008, the Plan is hereby amended by restating the final sentence of the first paragraph of subsection 1.4.19 to read as follows:

          "'Service' shall also mean the whole number of the Employee's completed years of employment with the following entities or any of such entities' affiliates immediately prior to the closing of the acquisition of all or a portion of the stock or assets of such entities by the Company, Subsidiary or an Affiliate, as reflected in the records of such acquired entities immediately prior to such closing:

               (i)  EverBank Reverse Mortgage, LLC

               (ii) First Horizon Home Loans, an operating division of First
                    Tennessee Bank National Association."

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Debra Capolarello
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Name/Title: Debra Capolarello SVP
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Date:  8-13-08
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Witness: /s/ Lucida Bullard
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